Filed Pursuant to Rule 497(e)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
Supplement dated August 2, 2011 to PROSPECTUSES dated June 13, 2011
Amendments to
Guaranteed Minimum Withdrawal Benefit Riders
This Supplement makes certain amendments to the Income Plus for Life® 6.11 guaranteed minimum withdrawal benefit Riders. It supplements prospectuses dated June 13, 2011, for VENTURE® FRONTIER VARIABLE ANNUITY, VENTURE® 4 SERIES VARIABLE ANNUITY and VENTURE® 7 SERIES VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
You should read this Supplement together with the prospectus for the Contract you have purchased or are considering for purchase (the “Annuity Prospectus”) and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy.
Purpose of this Supplement
This Supplement describes an Owner’s option (in states where approved), in the event of a Rider fee increase, to terminate an existing Income Plus For Life® 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center. We will terminate the Rider upon the earlier of (a) the date we determine that such written request complies with the conditions enumerated in no. 2 below or (b) the date of any other terminating event described in the Annuity Prospectus.
Accordingly, we revise the following sections of the Annuity Prospectus
1. III. Fee Tables — Other Account Fees deducted from Contract Value
We revise the footnotes to the table to read as follows:

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

	IPFL 6.11 Rider[1]	IPFL – Joint Life 6.11 Rider[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

[1]	The current charge for the Income Plus For Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change. In states where available, if we increase the Rider charge, you may terminate your Rider by submitting a written request (see “VI. Optional Benefits — Rider Fee”).

[2]	The current charge for the Income Plus For Life — Joint Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change. In states where available, if we increase the Rider charge, you may terminate your Rider by submitting a written request (see “VI. Optional Benefits — Rider Fee”).
2. VI. Optional Benefits — Rider Fee
We revise the third paragraph of the section entitled “Rider Fee” and add new paragraphs to the end of the section to read as follows:
The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee percentage at any time, but we will not change the Rider fee percentage during the first two Contract Years, or within the two Contract Years following a change in the Rider fee percentage. The fee percentage will never exceed a maximum rate of 1.50%.
In states where available, if we increase the Rider fee percentage, you may elect to terminate your IPFL 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:
•	that includes your instructions for the reallocation of Contract Value (excluding at your option any Contract Value in the Ultra Short Term Bond Investment Option, and including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 6.11 Series Rider; and
•	that we receive in Good Order no later than 30 days after the effective date of the increase.

Filed Pursuant to Rule 497(e)
At the end of the Business Day on which we determine that a written request complies with the above conditions, we will process the following transactions:
•	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;

•	we will transfer your total Contract Value, excluding at your option Contract Value in the Ultra Short Term Bond Investment Option and including any Contract Value allocated to a DCA Source Investment Option, to your new Investment Option allocations; and

•	we will terminate the Rider.
We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process will not apply to these transactions. The reallocation will not count against the number of transfers that we allow per Contract Year. Upon termination the Rider cannot be reinstated.
The ability to terminate an IPFL 6.11 Rider upon a fee increase may not yet be approved in your state. In that case, we will make the option to terminate available to your Contract following state approval. Please consult with your registered representative or contact our Annuities Service Center at the address or phone number shown in the Annuity Prospectus for information on the availability of this feature in your state.
Supplement dated August 2, 2011

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